                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               STERIS Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                               STERIS CORPORATION
                     5960 Heisley Road  Mentor, Ohio 44060

TO OUR SHAREHOLDERS:

     The 1996 Annual Meeting of Shareholders of STERIS Corporation will be held at 9:00 a.m., Eastern Daylight Time, on Thursday, July 25, 1996, at the Company's headquarters at 5960 Heisley Road, Mentor, Ohio. At the Annual Meeting shareholders will be asked to elect four directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the 1998 Annual Meeting. Management will also report on fiscal year 1996 results. We urge you to attend the meeting and to vote FOR the nominees for Director listed in the Proxy Statement.

     The formal notice of the meeting and the Proxy Statement containing information relative to the meeting follow this letter. We urge you to read the Proxy Statement carefully.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING TO ASSURE YOUR SHARES WILL BE VOTED. If you do attend the meeting, and the Board of Directors joins me in hoping that you will, there will be an opportunity to revoke your proxy and to vote in person if you prefer.

                                            Sincerely,

                                        Bill R. Sanford SIGNATURE
                                            BILL R. SANFORD
                                            Chairman of the Board of Directors,
                                            President, and Chief Executive
                                            Officer

June 25, 1996

                               STERIS CORPORATION

                     5960 Heisley Road  Mentor, Ohio 44060

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 25, 1996

     The Annual Meeting of Shareholders of STERIS Corporation will be held at 9:00 a.m., Eastern Daylight Time, on Thursday, July 25, 1996, at the Company's headquarters at 5960 Heisley Road, Mentor, Ohio, for the following purposes:

        1. To elect four directors to serve until the 1998 Annual Meeting;

        2. To receive the reports of officers; and

        3. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on June 17, 1996, as the record date for determining shareholders entitled to notice of the meeting and to vote.

     The Company's integrated Annual Report to Shareholders and Form 10-K for the year ended March 31, 1996, is being mailed to shareholders with the Proxy Statement. The Proxy Statement accompanies this Notice.

By Order of the
Board of Directors
                                           Michael A. Keresman, III SIG
                                            MICHAEL A. KERESMAN, III
                                            Senior Vice President, Chief
                                            Financial Officer,
                                            and Secretary

June 25, 1996

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               STERIS CORPORATION

                     5960 Heisley Road  Mentor, Ohio 44060

                                PROXY STATEMENT

                         ANNUAL MEETING, JULY 25, 1996


THE PROXY AND     This Proxy Statement is being mailed on or about June 25,
SOLICITATION      1996, to the shareholders of STERIS Corporation ("STERIS" or the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of Proxy for the
Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Daylight Time, on Thursday, July 25, 1996, at the Company's headquarters, 5960 Heisley Road, Mentor, Ohio. Pursuant to the Ohio General Corporation Law, a shareholder may revoke a writing appointing a Proxy either by giving notice to the Company in writing or in open meeting. The cost of soliciting the Proxy will be borne by the Company.

PURPOSES OF       The Annual Meeting has been called for the purposes of (1)
ANNUAL MEETING    electing directors of the class whose term of office expires in 1998, (2) receiving the reports of officers, and (3)
transacting such other business as may properly come before the meeting.

     The three persons named in the enclosed Proxy have been selected by the Board of Directors and will vote shares represented by valid Proxies. They have indicated that, unless otherwise specified in the Proxy, they intend to vote to elect as directors of Class II the four nominees listed on page 4.

     STERIS has a classified board system that divides its eight member Board of Directors into Classes I (comprised of four directors) and II (comprised of four directors), the members of which serve staggered terms. The terms of the current Class II Directors expire at the 1996 Annual Meeting. All four of the nominees for election at the 1996 Annual Meeting are incumbent members of the Board of Directors and were elected by the shareholders at the 1994 Annual Meeting.

     The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any nominee or nominees, the Proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.

     The Company has no knowledge of any other matters to be presented for vote to the shareholders at the Annual Meeting. In the event other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment on such matters.

VOTING            The Company has 33,144,380 Common Shares outstanding and
SECURITIES        entitled to vote at the Annual Meeting, each of which is
                  entitled to one vote. The Board of Directors has fixed the close of business on June 17, 1996, as the record date for determining the shareholders entitled to notice of the meeting and to vote. Under the Ohio General Corporation Law, the shares may be voted cumulatively in the election of directors if (a) notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company not less than forty-eight hours before the time fixed for holding the meeting that the shareholder desires the voting in the election to be cumulative and (b) an announcement of the giving of the notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving the notice. If voting in the election of directors is cumulative, each shareholder will have the right to cumulate the shareholder's votes and to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or the shareholder may distribute the shareholder's votes on the same principle among two or more nominees. In the event of cumulative voting, the persons named in the enclosed Proxy will vote the shares represented by valid proxies on a cumulative basis for the election of the nominees listed on page 4 allocating the votes among the nominees in accordance with their best judgment.

     Common Shares represented by properly executed proxies will be voted in accordance with specifications made thereon. If no specification is made, proxies will be voted FOR the election of the nominees named herein. Abstentions and broker non-votes are tabulated in determining the votes present at a meeting. Consequently, an abstention or a broker non-vote has the same effect as a vote against a director nominee, as each abstention or broker non-vote would be one less vote for a director nominee.

     Directors are elected by a majority vote of those shareholders present or represented by proxy at the Annual Meeting of Shareholders, provided that a quorum is present or represented at the meeting.

OWNERSHIP OF      The following table sets forth information furnished to the
VOTING SECURITIES Company with respect to the beneficial ownership of the
                  Company's Common Shares by each director and nominee, by the executive officers named below, and by all directors and officers as a group, each as of May 31, 1996.




                                                                 NUMBER OF SHARES      PERCENT
                               NAME                             BENEFICIALLY OWNED     OF CLASS
    ----------------------------------------------------------  ------------------     --------
    Bill R. Sanford (1).......................................         745,000            2.2%
    Raymond A. Lancaster (2)(3)...............................          10,906              *
    Loyal W. Wilson (3)(4)....................................          27,720              *
    J.B. Richey, II (3).......................................          59,326              *
    Jerry E. Robertson (3)....................................          10,906              *
    Thomas J. Magulski (3)(5).................................          24,334              *
    Russell L. Carson (6).....................................         175,587              *
    Frank E. Samuel, Jr. (3)(5)...............................          24,334              *
    Michael A. Keresman, III (7)..............................         176,900              *
    J. Lloyd Breedlove (8)(9).................................         188,429              *
    Roy K. Malkin (10)........................................          29,000              *
    Craig E. Herrod (9)(11)...................................         150,904              *
    All directors and officers as a group (16 persons) (12)...       1,683,350            4.9%

- ---------------

  *  Less than one percent.

 (1) Includes 745,000 Common Shares subject to options that are exercisable within 60 days.

 (2) Includes 2,000 shares held by Mr. Lancaster as custodian for his minor children.

 (3) Includes 10,000 shares (8,000 shares for Mr. Lancaster) subject to options that are exercisable within 60 days, which options were granted pursuant to the STERIS Corporation 1994 Nonemployee Directors Equity Compensation Plan (the "Directors Plan"). Also includes 274 Restricted Common Shares granted pursuant to the Directors Plan in July 1995. Directors who received the July 1995 grant of Restricted Common Shares have sole voting control with regard to those shares, regardless of the lapsing of restrictions. To date, restrictions have lapsed on 234 of the 274 shares granted. Restrictions on the remaining 40 shares are due to lapse on June 28, 1996.

 (4) Includes 1,000 Common Shares as to which Mr. Wilson's wife has sole voting power and sole dispositive power.

 (5) Includes an additional 10,000 Common Shares subject to options that are exercisable within 60 days.

 (6) Includes 2,254 Common Shares held in trust for the benefit of Mr. Carson's children. Mr. Carson disclaims beneficial ownership of these shares.

 (7) Includes 175,500 Common Shares subject to options that are exercisable within 60 days. Also includes 1,380 Common Shares held by the Keresman Family Trust, with regard to which Mr. Keresman has voting and dispositive control as trustee.

 (8) Includes 187,000 Common Shares subject to options that are exercisable within 60 days.

 (9) Common Shares owned by participants of the STERIS Corporation 401(k) Plan and Trust are reflected as of May 31, 1996, the most recent accounting available.

(10) Includes 29,000 Common Shares subject to options that are exercisable within 60 days.

(11) Includes 150,500 Common Shares subject to options that are exercisable within 60 days.

(12) Includes 1,424,500 Common Shares subject to options that are exercisable within 60 days and 1,644 Restricted Common Shares.

     Based on Company records and information, the Company believes that all Securities and Exchange Commission filing requirements applicable to directors and executive officers during the fiscal year ended March 31, 1996, were complied with.

BOARD OF          The following provides, as of June 12, 1996, as to nominees
DIRECTORS         and directors whose terms of office will continue after the
                  Annual Meeting, the principal occupation and employment, age, the year in which each became a director of the Company, and directorships in companies having securities registered pursuant to the Securities Exchange
Act of 1934, as amended.

                   NOMINEES FOR TERMS EXPIRING AT THE ANNUAL
                      MEETING IN 1998 (CLASS II DIRECTORS)

     JERRY E. ROBERTSON (age 63) joined the Company's Board of Directors in 1994. Dr. Robertson retired from 3M Company in March 1994 where he most recently served (since 1986) as Executive Vice President, Life Sciences Sector and Corporate Services and as a member of the Board of Directors. Dr. Robertson is also currently a member of the Boards of Directors of Manor Care, Inc., Life Technologies, Inc., Haemonetics Corporation, Coherent, Inc., Cardinal Health, Inc., Medwave, Inc., and Allianz Life Insurance Company of North America. Effective in July 1996 Dr. Robertson will become a member of the Board of Directors of Choice Hotels International.

     FRANK E. SAMUEL, JR. (age 55) joined the Company's Board of Directors in 1992. Since February 1995, Mr. Samuel has been the President of Edison BioTechnology Center, a business formation organization for the State of Ohio in the biotechnology, biomedical devices, and medical software fields. From January 1990 to February 1995, Mr. Samuel was an independent healthcare industry consultant. From February 1984 through December 1989, Mr. Samuel was President of the Health Industry Manufacturers Association, a national trade association representing medical technology manufacturers. Mr. Samuel is also currently a member of the Boards of Directors of Protocol Systems, Inc. and Life Technologies, Inc.

     BILL R. SANFORD (age 52) has served as Chairman of the Board of Directors, President, and Chief Executive Officer of the Company since April 1, 1987. Mr. Sanford is also currently a member of the Board of Directors of KeyBank National Association.

     LOYAL W. WILSON (age 48) joined the Company's Board of Directors in 1987. Mr. Wilson has been a Managing Partner of Primus Venture Partners since its inception in 1983.

                    CONTINUING DIRECTORS WHOSE TERMS EXPIRE
               AT THE ANNUAL MEETING IN 1997 (CLASS I DIRECTORS)

     RAYMOND A. LANCASTER (age 50) joined the Company's Board of Directors in 1988. Since February 1995, Mr. Lancaster has held the position of Managing Partner of Kirtland Capital Partners II L.P., a middle market leveraged buyout partnership. From 1990 to 1994, Mr. Lancaster was Managing Director of Key Equity Capital Corporation, a wholly-owned subsidiary of KeyCorp.

     THOMAS J. MAGULSKI (age 52) joined the Company's Board of Directors in 1989. Mr. Magulski has served as President and Chief Operating Officer of VERSA Technologies, Inc. since December 1993. Mr. Magulski was President of Dover Partners, a consulting firm, from March 1992 to December 1993. From 1985 to March 1992, Mr. Magulski was Vice President of Intertech Resources Inc., a manufacturer and marketer of anesthesia and respiratory care supplies.

     J.B. RICHEY (age 59) joined the Company's Board of Directors in 1987. Since 1984, Mr. Richey has been Senior Vice President of Invacare Corporation, a provider of home healthcare medical equipment. Mr. Richey is also currently a member of the Boards of Directors of Invacare Corporation and Royal Appliance Manufacturing Company.

     RUSSELL L. CARSON (age 52) joined the Company's Board of Directors in May 1996 in connection with the merger pursuant to which AMSCO International, Inc. ("AMSCO") became a wholly-owned subsidiary of STERIS. Mr. Carson had served on the AMSCO Board of Directors from 1987 to 1996. Mr. Carson has been a General Partner of Welsh, Carson, Anderson & Stowe, a private investment partnership since 1979. Mr. Carson is also currently a member of the Boards of Directors of Quorum

Health Group, Inc., Health Management Systems, Inc., National Surgery Centers, Inc., and American Oncology Resources, Inc.

BOARD MEETINGS    During the fiscal year ended March 31, 1996, there were 9
AND COMMITTEES    meetings of the Company's Board of Directors. The Company's
                  Board of Directors has a Compensation Committee and an Audit
Committee. The Compensation Committee makes recommendations concerning salaries and other compensation for employees of and consultants to the Company and administers the Company's Non-Qualified Stock Option Plan (the "Option Plan"), the STERIS Corporation 1994 Equity Compensation Plan (the "1994 Equity Plan"), and the Directors Plan. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors. Messrs. Lancaster, Robertson, and Wilson are the current members of the Compensation Committee and Messrs. Magulski, Richey, and Samuel are the current members of the Audit Committee. During the fiscal year ended March 31, 1996, there was one meeting of the Compensation Committee and one meeting of the Audit Committee. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and all committees on which he served.

COMPENSATION OF Shown below is information concerning the annual, long-term, EXECUTIVE OFFICERS and other compensation for services in all capacities to the
                    Company for the fiscal years ended March 31, 1996, 1995, and
1994 of those persons who were, at March 31, 1996, (i) the chief executive officer and (ii) the four other most highly compensated executive officers of the Company (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM         ALL
                                             ANNUAL COMPENSATION   COMPENSATION      OTHER
                                                                      AWARDS      COMPENSATION
                                             -------------------   ------------   ------------
         PRINCIPAL POSITION           YEAR    SALARY    BONUS(1)    OPTIONS(2)
- ------------------------------------- ----   --------   --------   ------------
Bill R. Sanford...................... 1996   $236,923   $264,000      40,000
  Chairman of the Board, President,   1995    198,462    182,400      80,000
  and Chief Executive Officer         1994    178,270    180,000

J. Lloyd Breedlove................... 1996   $136,923    101,294      16,000
  Senior Vice President               1995    129,231     88,244      30,000
                                      1994    118,847     89,785      40,000

Michael A. Keresman, III............. 1996   $118,846   $ 96,000      20,000
  Senior Vice President, Chief        1995    103,846     65,913      30,000
  Financial Officer, and Secretary    1994     88,847     58,978      50,000

Roy K. Malkin(3)..................... 1996   $120,261   $ 30,079      16,000        $ 15,758(4)
  Senior Vice President               1995     80,825     62,265      50,000           1,568(4)

Craig E. Herrod...................... 1996   $ 99,231   $ 53,897      10,000
  Vice President                      1995     90,000     56,322      20,000
                                      1994     85,866     58,000      40,000

- ---------------

(1) Amounts are those awarded under the Management Incentive Compensation Plan for the respective fiscal years.

(2) The number of Common Shares underlying options for the fiscal years ended 1996, 1995, and 1994 have been adjusted to reflect a 2-for-1 stock split by means of a 100% stock dividend on the Company's Common Shares that was effective August 24, 1995.

(3) Mr. Malkin joined the Company as Senior Vice President on July 25, 1994 and the table reflects all compensation earned by Mr. Malkin as an executive officer for the fiscal years ended March 31, 1995 and March 31, 1996. Prior to becoming an executive officer, Mr. Malkin provided consulting services to STERIS through a personal services corporation, R.K.M. Enterprises Ltd. The Com-pany paid R.K.M. Enterprises Ltd. $54,848.88 for consulting services rendered during the period from April 1, 1994 through July 24, 1994.

(4) Represents reimbursement for costs associated with relocation.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth, for each of the Named Officers, the exercise of options to purchase the Company's Common Shares during the fiscal year ended March 31, 1996, and the year-end value of unexercised options to purchase the Company's Common Shares granted in the last fiscal year and in prior years and held by the Named Officers at March 31, 1996. Except as noted below, all options were granted to the Named Officers under the Option Plan and the 1994 Equity Plan.

                                                                                               VALUE OF
                                                                           NUMBER OF         UNEXERCISED
                                                                          UNEXERCISED        IN-THE-MONEY
                                                                          OPTIONS AT          OPTIONS AT
                                                                        ------------------------------------
                                           NUMBER OF                    FISCAL YEAR-END   FISCAL YEAR-END(2)
                                        SHARES ACQUIRED      VALUE       EXERCISABLE/        EXERCISABLE/
                 NAME                     ON EXERCISE     REALIZED(1)    UNEXERCISABLE      UNEXERCISABLE
- --------------------------------------  ---------------   -----------   ---------------   ------------------
Bill R. Sanford.......................      120,000(3)    $ 3,596,873       715,000/         $ 19,914,187/
                                                                            125,000             2,134,375
J. Lloyd Breedlove....................       28,000       $   789,125       165,500/         $  4,460,844/
                                                                             58,500             1,056,031
Michael A. Keresman, III..............       10,000       $   199,167       150,500/         $  3,966,884/
                                                                             67,500             1,211,406
Roy K. Malkin.........................           --                --        12,500/         $    250,000/
                                                                             53,500               924,000
Craig E. Herrod.......................           --                --       133,000/         $  3,552,811/
                                                                             45,000               845,938

- ---------------

(1) Excess of market price on date of exercise over exercise price.

(2) Excess of $30.00 (market price at year-end) over exercise price.

(3) Granted in 1987 under a separate option agreement with Mr. Sanford.

OPTION GRANTS DURING LAST FISCAL YEAR

     The following table sets forth information with respect to the stock options granted to the Named Officers pursuant to the 1994 Equity Plan during the fiscal year ended March 31, 1996.

                                                                                   POTENTIAL REALIZABLE
                                           % OF TOTAL                                VALUE AT ASSUMED
                                            OPTIONS                                   RATES OF STOCK
                                           GRANTED TO                              APPRECIATION OVER TEN
                                 OPTIONS   EMPLOYEES    EXERCISE                     YEAR OPTION TERM
                                 GRANTED   IN FISCAL    PRICE PER    EXPIRATION    ---------------------
             NAME                  (1)        YEAR        SHARE         DATE          5%         10%
- -------------------------------  -------   ----------   ---------   -------------  --------   ----------
Mr. Sanford....................  40,000       13.33%     $19.125    May 19, 2005   $486,111   $1,234,818
Mr. Breedlove..................  16,000        5.33%      19.125    May 19, 2005    194,445      493,927
Mr. Keresman...................  20,000        6.67%      19.125    May 19, 2005    243,056      617,409
Mr. Malkin.....................  16,000        5.33%      19.125    May 19, 2005    194,445      493,927
Mr. Herrod.....................  10,000        3.33%      19.125    May 19, 2005    121,528      308,704

- ---------------

(1) The above nonqualified stock options were granted on April 19, 1995 under the 1994 Equity Plan. In general, options granted under the 1994 Equity Plan vest in equal annual increments over a four-year period from the date of grant.


BOARD             Each director who is not an employee of the Company is paid a
COMPENSATION      retainer of $12,000 per year plus $1,000 for each Board
                  meeting attended in excess of four meetings per year and $500 for each committee meeting attended in excess of two committee meetings per year. Under the Directors Plan (a) $7,000 of the annual retainer is paid in Restricted Common Shares, and (b) each director automatically receives a stock option for 5,000 of the Company's Common Shares at the beginning of each year of service on the Board. The Restricted Common Shares are subject to forfeiture if the director does not serve for a full year following grant of those shares. All directors are reimbursed for certain expenses in connection with attendance at Board and committee meetings.

REPORT OF         The Board of Directors of the Company has delegated to the
COMPENSATION      Compensation Committee responsibility for determining
COMMITTEE         executive compensation. The Committee is comprised of three independent nonemployee directors who have no interlocking relationships with the Company as defined by the Securities and Exchange Commission.

     The Company has adopted, and the Compensation Committee has approved, a compensation policy for executives under which a significant portion of current compensation during each fiscal year is linked directly to the Company's performance in that year and a significant portion of total compensation is provided in the form of stock options, thereby linking total compensation to the long-term performance of the Company's stock.

     The Compensation Committee has determined that this compensation policy will better enable the Company to attract and retain qualified individuals as executives and to motivate those individuals to perform to their highest abilities and work toward the achievement of annual performance goals that will increase shareholder value.

     The Company's Management Incentive Compensation Plan provides for payment of bonuses to participants if the Company achieves certain pre-tax income and net revenue objectives set by the Board of Directors. For fiscal 1996, the Plan provided for maximum potential bonuses equal to from 15% to 110% of a participant's base salary. Based upon the extent to which the Company achieved the pre-tax income and net revenue objectives set by the Board of Directors for fiscal 1996, all of the executive officers of the Company received bonuses under the Management Incentive Compensation Plan.

     Effective April 24, 1995, in conjunction with a general adjustment of base salaries of all executive officers, the Compensation Committee set Mr. Sanford's base salary at $240,000 per annum. The Compensation Committee determined that this level of base salary was appropriate in view of the primary role played by Mr. Sanford in the management of the Company and the financial performance of the Company through that date. For fiscal 1996, based upon the extent to which the Company achieved the pre-tax income and net revenue objectives set by the Board of Directors for that year for purposes of the Management Incentive Compensation Plan, Mr. Sanford was paid a bonus of $264,000.

     The Compensation Committee has developed a practice of considering the grant of options to key employees each year and has followed this practice in the case of Mr. Sanford. In accordance with that practice, the Compensation Committee granted to Mr. Sanford, on April 19, 1995, a nonqualified stock option to purchase 40,000 Common Shares at a price of $19.125 per share. The Compensation Committee believes that the practice of granting annual options to Mr. Sanford is appropriate in recognition of the continuing performance of the Company under his direction following the Company's initial public offering and as an additional incentive for continuing efforts by Mr. Sanford to enhance the value of the Company's Common Shares.

     It is the judgment of the Compensation Committee that the compensation program described above and the levels of compensation paid to executive officers of the Company during fiscal 1996 are appropriate based on the performance of the Company and its executive officers and the need to provide competitive levels of compensation to retain and to motivate those executives to continue providing services to the Company.
                                            Compensation Committee
                                            Board of Directors
                                              Raymond A. Lancaster
                                              Jerry E. Robertson
                                              Loyal W. Wilson

                            STOCK PERFORMANCE GRAPH

     The following graph shows the cumulative performance for STERIS Corporation's Common Shares over the last forty-five months compared with the performance of the NASDAQ Stock Market - US Index and the NASDAQ Health Services Index.

     The graph assumes $100 invested in the Company's Common Shares as of June 1, 1992, the date of the Company's Initial Public Offering (at $7.00 per share), and $100 invested in the NASDAQ Index and the NASDAQ Health Services Index as of May 31, 1992. The performance shown is not necessarily indicative of future performance.


               COMPARISON OF 45 MONTH CUMULATIVE TOTAL RETURN*
          AMONG STERIS CORPORATION, THE NASDAQ STOCK MARKET-US INDEX
                     AND THE NASDAQ HEALTH SERVICES INDEX

                             6/1/92   3/93    3/94    3/95    3/96
Steris Corporation            100     232     336      571    857
NASDAQ Stock Market-US        100     119     128      142    193
NASDAQ Health Services        100     102     134      155    187

*$100 INVESTED ON 06/01/92 IN STOCK OR ON 05/31/92 IN INDEX -
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING MARCH 31.

1997              The deadline for shareholders to submit proposals to be
SHAREHOLDER       considered for inclusion in the Proxy Statement for the 1997
PROPOSALS         Annual Meeting of Shareholders is expected to be February 28,
1997. In the event, however, that the date of the 1997 Annual Meeting is changed by more than 30 calendar days from the date currently contemplated, a proposal must be received by the Company a reasonable time before the solicitation in connection with the meeting is made.

INDEPENDENT       Ernst & Young has been appointed as the Company's independent
AUDITOR           auditor for the fiscal year ending March 31, 1997, pursuant to the recommendations of the Audit Committee of the Board of
Directors. A representative of Ernst & Young is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and to answer appropriate questions with respect to that firm's audit of the Company's financial statements and records for the fiscal year ended March 31, 1996.

ANNUAL            The integrated Annual Report and Form 10-K of the Company for
REPORT            the fiscal year ended March 31, 1996, which includes financial statements for the Company for the fiscal year then ended, is being mailed to each shareholder of record with this Proxy Statement.


                                            By Order of the Board of Directors

                                            Michael A. Keresman, III SIG

                                            MICHAEL A. KERESMAN, III
                                            Secretary

June 25, 1996

                              STERIS CORPORATION

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 1996
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
   P
   R     At the Annual Meeting of Shareholders of the Company to be held on
   O     July 25, 1996, and at any adjournment thereof, Bill R. Sanford,
   X     Raymond A. Lancaster, and Loyal W. Wilson, and each of them, with
   Y full power of substitution in each (the "Proxies"), are hereby authorized to represent me and to vote my shares on the following:

            Electing directors of a class to serve for a two-year term     (change of address)
            of office expiring at the Company's 1998 Annual Meeting        _____________________________________
            of Shareholders ("Class II" Directors). The nominees of the    _____________________________________
            Board of Directors for Class II are:                           _____________________________________
                                                                           _____________________________________
            Jerry E. Robertson, Frank E. Samuel, Jr., Bill R. Sanford,     (If you have written in the above
            and Loyal W. Wilson                                            space, please mark the corresponding
                                                                           box on the reverse side of this card.)


    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT AS
    CLASS II DIRECTORS THE NOMINEES LISTED ABOVE.                 -------------
                                                                 | SEE REVERSE |
                                                                 |    SIDE     |
                                                                  -------------

        X   PLEASE MARK YOUR                                          SHARES IN YOUR NAME
            VOTES AS IN THIS
            EXAMPLE.


                      FOR               WITHHELD
1. Election of       /   /               /   /           2. In their discretion, the Proxies are authorized to
   Directors                                                vote upon such other business as may properly
   and                                                      come before the meeting or any adjournment
   (see reverse)                                            thereof and matters incident to the conduct of
                                                            the meeting.
   For, except vote withheld from the following
   nominee(s):

   ---------------------------------------------
                                                                                   Change     /   /
                                                                                     of
                                                                                   Address

                                                                                   Attend    /   /
                                                                                   Meeting


      SIGNATURE(S) ___________________________________________________  DATE _______________
      SIGNATURE(S) ___________________________________________________  DATE _______________
      NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                DIRECTION CARD
                              STERIS CORPORATION

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 1996

   INSTRUCTIONS FOR VOTING SHARES HELD BY KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE UNDER THE STERIS CORPORATION 401(k) PLAN AND TRUST (THE "PLAN")

         Pursuant to the Plan, I hereby direct Key Trust Company of Ohio, N.A., as Trustee, to vote in person or by proxy all Common Shares of the Corporation credited to my stock fund account under the Plan at the Annual Meeting of Shareholders to be held on July 25, 1996, and at any adjournment thereof, as specified, on all matters coming before said meeting.

         Electing directors of a class to serve for a two-year term of office     (change of address)
         expiring at the Company's 1998 Annual Meeting of Shareholders ("Class    __________________________________________
         II" Directors). The nominees of the Board of Directors for Class II      __________________________________________
         are:                                                                     __________________________________________
         Jerry E. Robertson, Frank E. Samuel, Jr., Bill R. Sanford and Loyal      __________________________________________
         W. Wilson                                                                (If you have written in the above space,
                                                                                   please mark the corresponding box on the
                                                                                   reverse side of this card.)

    IF THE TRUSTEE DOES NOT RECEIVE YOUR INSTRUCTIONS FOR VOTING, IT WILL VOTE THE SHARES CREDITED TO YOUR STOCK FUND ACCOUNT IN THE SAME PROPORTION AS IT VOTES THOSE SHARES WITH RESPECT TO WHICH IT DOES RECEIVE VOTING INSTRUCTIONS REGARDING THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    DIRECTION CARDS MUST ARRIVE AT THE OFFICES OF KEYCORP SHAREHOLDER SERVICES, INC., THE TABULATING AGENT, NO LATER THAN JULY 22, 1996
    FOR TABULATION.
                                                               ---------------
                                                              |  SEE REVERSE |
                                                              |     SIDE     |
                                                              ---------------

     X     PLEASE MARK YOUR                                          SHARES IN YOUR NAME
           VOTES AS IN THIS
           EXAMPLE.

                           FOR        WITHHELD

    1. Election of        /   /       /   /                      2. In its discretion, the Trustee is authorized to
       Directors:                                                   vote upon such other business as may properly
       and                                                          come before the meeting or any adjournment
       (see reverse)                                                thereof and matters incident to the conduct of
                                                                    the meeting.
    For, except vote withheld from the
    following nominee(s):
    ________________________________________________


                                       Change       /   /
                                        of
                                       Address

                                       Attend     /   /
                                       Meeting

       SIGNATURE(S)  _____________________________________________________________   DATE  _________________

       SIGNATURE(S)  _____________________________________________________________   DATE  _________________
       NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                   DIRECTION CARD
                                 STERIS CORPORATION

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 1996

        INSTRUCTIONS FOR VOTING SHARES HELD BY PNC BANK, N.A., TRUSTEE
          UNDER THE AMSCO EMPLOYEES' RETIREMENT ACCOUNT (THE "PLAN")

         Pursuant to the Plan, I hereby direct PNC Bank, N.A., as Trustee, to vote in person or by proxy all Common Shares of the Corporation credited to my stock fund account under the Plan at the Annual Meeting of Shareholders to be held on July 25, 1996, and at any adjournment thereof, as specified, on all matters coming before said meeting.

         Electing directors of a class to serve for a two-year                           (change  of address)
         term of office expiring at the Company's 1998 Annual
         Meeting of Shareholders ("Class II" Directors).
         The nominees of the Board of Directors for Class                     _______________________________________
         II are:                                                              _______________________________________
                                                                              _______________________________________
         Jerry E. Robertson, Frank E. Samuel, Jr., Bill R. Sanford,           _______________________________________
         and Loyal W. Wilson
                                                                              (If you have written in the above space,
                                                                              please mark the corresponding box on the
                                                                              reverse side of this card.)


    IF THE TRUSTEE DOES NOT RECEIVE YOUR INSTRUCTIONS FOR VOTING, IT WILL VOTE THE SHARES CREDITED TO YOUR STOCK FUND ACCOUNT AS DIRECTED BY THE ADMINISTRATIVE COMMITTEE OF THE PLAN REGARDING THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    DIRECTION CARDS MUST ARRIVE AT THE OFFICES OF KEYCORP SHAREHOLDER SERVICES, INC., THE TABULATING AGENT, NO LATER THAN JULY 22, 1996
    FOR TABULATION.
                                                            ---------------
                                                           |  SEE REVERSE  |
                                                           |      SIDE     |
                                                            ---------------

       X   PLEASE MARK YOUR                                                SHARES IN YOUR NAME
           VOTES AS IN THIS
           EXAMPLE.


                           FOR               WITHHELD
    1. Election of         /   /              /   /            2. In its discretion, the Trustee is authorized to
       Directors:                                               vote upon such other business as may properly
       and                                                      come before the meeting or any adjournment
       (see reverse)                                            thereof and matters incident to the
                                                                conduct of the meeting.

     For, except vote withheld from the
     following nominee(s):
     _____________________________________

                                                                     Change      /   /
                                                                      of
                                                                     Address

                                                                     Attend     /   /
                                                                     Meeting

       SIGNATURE(S)  _____________________________________________________________   DATE   _______________

       SIGNATURE(S)  _____________________________________________________________   DATE   _______________
       NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                   DIRECTION CARD
                                 STERIS CORPORATION

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 1996

            INSTRUCTIONS FOR VOTING SHARES HELD BY THE TRUSTEE UNDER THE
                 AMSCO 401(K) TAX DEFERRED SAVINGS PLAN (THE "PLAN")

         Pursuant to the Plan, I hereby direct the Trustee to vote in person or by proxy all Common Shares of the Corporation credited to my stock fund account under the Plan at the Annual Meeting of Shareholders to be held on July 25, 1996, and at any adjournment thereof, as specified, on all matters coming before said meeting.

          Electing directors of a class to serve for a two-year term                    (change of address)
          of office expiring at the Company's 1998 Annual Meeting of           _______________________________________________
          Shareholders ("Class II" Directors).  The nominees of the Board      _______________________________________________
          of Directors for Class II are:                                       _______________________________________________
                                                                               _______________________________________________
          Jerry E. Robertson, Frank E. Samuel, Jr., Bill R. Sanford,
          and Loyal W. Wilson                                                   (If you have written in the above space, please
                                                                                 mark the corresponding box on the reverse side
                                                                                 of this card.)



    IF THE TRUSTEE DOES NOT RECEIVE YOUR INSTRUCTIONS FOR VOTING, IT WILL VOTE THE SHARES CREDITED TO YOUR STOCK FUND ACCOUNT AS DIRECTED BY THE ADMINISTRATOR OF THE PLAN REGARDING THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    DIRECTION CARDS MUST ARRIVE AT THE OFFICES OF KEYCORP
    SHAREHOLDER SERVICES, INC., THE TABULATING AGENT, NO LATER THAN
    JULY 22, 1996 FOR TABULATION.
                                                               -------------
                                                              | SEE REVERSE |
                                                              |    SIDE     |
                                                               -------------

      X   PLEASE MARK YOUR                                           SHARES IN YOUR NAME
          VOTES AS IN THIS
          EXAMPLE.


                           FOR        WITHHELD
    1. Election of        /  /         /  /                 2. In its discretion, the Trustee is authorized to
       Directors:                                              vote upon such other business as may properly come
       and                                                     before the meeting or any adjournment thereof and matters
       (see reverse)                                           incident to the conduct of the meeting.

    For, except vote withheld from the
    following nominee(s):
    ___________________________________________
                                                                        Change      /    /
                                                                         of
                                                                        Address

                                                                        Attend    /    /
                                                                        Meeting

       SIGNATURE(S)  _____________________________________________________________   DATE  __________________

       SIGNATURE(S)  _____________________________________________________________   DATE  __________________
       NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

